SUMMARY PROSPECTUS FOR NEW INVESTORS MAY 1, 2023

College Retirement Equities Fund (CREF)

Individual, group and tax-deferred variable annuity products

This Initial Summary Prospectus for New Investors describes key features of the individual, group and tax-deferred variable annuity products CREF offers. It contains information you should know before purchasing a CREF variable annuity product and selecting your investment options. Please read it carefully before investing and keep it for future reference. Before you invest, you should also review the statutory prospectus (“Statutory Prospectus”) and Statement of Additional Information (“SAI”) for CREF, each dated May 1, 2023, as subsequently supplemented, which contain more information about its features, benefits and risks. The Statutory Prospectus and SAI are incorporated by reference into this Summary Prospectus. You can find these documents and other information about CREF online at www.tiaa.org/cref_pro. You can also obtain this information at no cost by calling 877-518-9161 or by sending an email request to disclosure@tiaa.org.

Investment in a CREF variable annuity product is subject to risk and you could lose money. CREF does not guarantee the investment performance of its accounts, and you bear the entire investment risk. CREF provides variable annuities for retirement and tax-deferred savings plans for employees of colleges, universities, other educational and research organizations and other governmental and non-profit institutions. CREF’s main purpose is to invest funds for your retirement and pay you income based on your choice of eight investment accounts (the “Accounts”), each of which offers four classes (each, a “class”) of accumulation or annuity units (collectively, “units”), Class R1, Class R2, Class R3 and Class R4:

Ticker symbols	Class R1	Class R2	Class R3	Class R4
▪ Stock Account	QCSTRX	QCSTPX	QCSTIX	QCSTFX
▪ Global Equities Account	QCGLRX	QCGLPX	QCGLIX	QCGLFX
▪ Growth Account	QCGRRX	QCGRPX	QCGRIX	QCGRFX
▪ Equity Index Account	QCEQRX	QCEQPX	QCEQIX	QCEQFX
▪ Core Bond Account	QCBMRX	QCBMPX	QCBMIX	QCBMFX
▪ Inflation-Linked Bond Account	QCILRX	QCILPX	QCILIX	QCILFX
▪ Social Choice Account	QCSCRX	QCSCPX	QCSCIX	QSCCFX
▪ Money Market Account	QCMMRX	QCMMPX	QCMMIX	QCMMFX

You or your employer can purchase a CREF variable annuity in connection with certain types of retirement plans. CREF offers the following types of annuities and products:

▪ RA (Retirement Annuity) (Class R1, R2, R3)

▪ GRA (Group Retirement Annuity) (Class R1, R2, R3)

▪ SRA (Supplemental Retirement Annuity) (Class R1, R2, R3)

▪ GSRA (Group Supplemental Retirement Annuity) (Class R1, R2, R3)

▪ Retirement Choice and Retirement Choice Plus Annuity (all Classes)

▪ GA (Group Annuity) and Institutionally Owned GSRAs (Class R1, R2, R3)

▪ Traditional, Roth IRA and Rollover (Individual Retirement Annuity) including SEP IRAs (Simplified Employee Pension Plans) (Class R1)

▪ ATRA (After-Tax Retirement Annuity) (Class R2)

Subject to the terms of your Contract, if you are a new investor, you may be able to cancel your annuity within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total product

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value. You should review the Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Initial Summary Prospectus. Any representation to the contrary is a criminal offense. The CREF Accounts are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Table of contents

Important information you should consider about the Contract 2

Overview of the Contract 5

Benefits available under the Contract 8

Buying the Contract 8

Important information about procedures for opening a new account 10

What this means for you 10

Making withdrawals: Accessing the money in your Contract 10 Additional information about fees 11 Appendix: Accounts available under the Contract 16

Important information you should consider about the Contract

Location in Statutory Prospectus
FEES AND EXPENSES
Charges for Early Withdrawals	• None	How to transfer and withdraw your money
Transaction Charges

• The Contract does not impose a transaction charge nor a transfer charge.

• Currently, Teachers Insurance and Annuity Association of America (“TIAA”) does not charge CREF participants for transfers of their accumulations to the TIAA Traditional annuity product. However, TIAA reserves the right to charge CREF participants in the accumulation phase a fee on transfers to TIAA Traditional in the future. CREF participants will receive prior notice of the imposition of such a transfer fee.

Fee and expense tables of each Contract
	• A $75 origination fee ($125 for residential loans) and a $25 annual maintenance fee will apply to Retirement Plan Loans.	Loans

2     Initial Summary Prospectus  ■  College Retirement Equities Fund

Location in Statutory Prospectus
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses (not including any fees of a financial advisor) that you may pay each year, depending on the options you choose. Please refer to your plan documents for information about the specific fees you will pay each year based on the options you have elected.

Fee and expense tables of each Contract
	Annual Fee	Minimum	Maximum
	Annual Contract Expenses (Varies by Investment Account and Class) (as a percentage of average annual net assets)	CREF Equity Index Account, Class R4: 0.030%	CREF Stock Account, Class R1: 0.490%
	Optional benefits available for an additional charge (for single optional benefit, if elected)	N/A	N/A

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost (not including any fees of a financial advisor) you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost: CREF Equity Index Account, Class R4: $29	Highest Annual Cost: CREF Stock Account, Class R1: $467

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of Contract Classes and Account management fees

• No optional benefits

• No sales charges

• No additional purchase payments, transfers or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of Contract Classes, Account management fees and optional benefits

• No sales charges

• No additional purchase payments, transfers or withdrawals

RISKS
Risk of Loss	• You can lose money by investing in your Contract, including loss of principal.			Principal risks of investing in the Contract

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Location in Statutory Prospectus
Not a Short-Term Investment

• The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash (except for the Money Market Account).

• The benefits of a tax deferral product, adding premiums over time to the value of your Contract and long-term income means the Contract is generally more beneficial to investors with a long-term horizon.

• Your employer’s plan or the Internal Revenue Code (“IRC”) may impose restrictions on your ability to redeem your accumulation under certain circumstances.

• If you make a withdrawal, it will reduce the value of your Contract and the amount of money you will receive when you annuitize.

Principal risks of investing in the Contract
Risks Associated with Investments

• An investment in the Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the Accounts that you choose under the Contract.

• Each Account has its own unique risks.

• You should review the Accounts before making an investment decision.

Principal risks of investing in the Contract Appendix—Additional information about the Accounts available under the Contract
Insurance Company Risks

• An investment in the Contract is subject to risks related to CREF, and any obligations, guarantees or benefits of the Contract are subject to CREF’s claims-paying ability. CREF may not be able to meet its obligations to you. CREF is not an insurance company.

Principal risks of investing in the Contract
RESTRICTIONS
Investments

• Though the Accounts are available under the terms of your Contract, they may not be available under the terms of your employer’s plan. You may only invest in those Accounts available under the terms of your employer’s plan and this Prospectus.

• Your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

• We have adopted policies and procedures to discourage market timing and excessive transaction activity.

• We reserve the right to add or close Accounts, substitute another Account without your consent, or combine Accounts. A substituted Account may have different fees and expenses.

Who we are and other related information Market timing/excessive trading policy
Optional Benefits

• Certain optional benefits are subject to a minimum dollar amount. We reserve the right to cancel optional benefits at any time.

• There are restrictions on the frequency of transactions within a certain period.

• We may terminate the transfer feature of the Contract at any time.

Benefits available under the Contract Other features of the Contract

4     Initial Summary Prospectus  ■  College Retirement Equities Fund

Location in Statutory Prospectus
TAXES
Tax Implications

• You should consult with a qualified tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

• Withdrawals on your Contract will be subject to ordinary income tax and may be subject to premature distribution taxes if taken before age 59½.

• Generally, you are not taxed until you make a withdrawal from the Contract.

• Premium taxes may apply with respect to the Contract.

• If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefit.

Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation

• Your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment.

Conflicts of interest
Exchanges

• Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

How to transfer and withdraw your money

Overview of the Contract

Purpose of the Contract

The Contract is a tax-deferred variable annuity contract. It is designed for retirement planning purposes and to help you accumulate assets through investments in the Accounts. TIAA or subsidiaries of TIAA provide or arrange for the provision of services for CREF “at cost” to TIAA and its affiliates. CREF offers four unit classes (Class R1, Class R2, Class R3 and Class R4), each of which has different eligibility requirements.

The value of your investments or accumulation units is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulation to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your annuity payouts and optional benefits. The Contract also includes a standard death benefit to help financially protect your designated beneficiary.

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Your financial goal in acquiring the Contract should be consistent with a long-term insurance product for retirement income or other long-term investment purposes offering the prospect of growth through the investment of premiums in the Accounts.

Phases of the Contract

The Contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity phase (for income).

Accumulation phase

During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. Premium payments made during the accumulation phase are subject to your employer’s plan and IRC limits and may continue until the annuity starting date.

To accumulate value during the accumulation phase, you may allocate your premiums and earnings into one or more Accounts that are available under the Contract and your employer’s plan. Currently, CREF offers eight Accounts: Stock, Global Equities, Growth, Equity Index, Core Bond, Inflation-Linked Bond, Social Choice and Money Market. Each Account has different investment strategies, objectives and risk profiles. Amounts that you allocate to an Account will increase or decrease in dollar value depending on the investment performance of the Account.

You bear the risk of any decline in the balance of your Contract resulting from the performance of the Accounts you have chosen. Your accumulation value could decline significantly, and there is a risk of loss of the entire amount invested. You should consider the investment objectives, risks, and charges and expenses of each Account carefully before making an investment decision. Additional information about each Account is provided in the Appendix at the end of this Prospectus.

Annuity phase

You enter the income phase when you annuitize your Contract. The annuity phase occurs after the annuity starting date and when you or a second annuitant begins receiving regular annuity payments from your Contract. During the income phase, you will receive a stream of income payments for the annuity payout period of time you elect. Subject to the provisions under your Contract and your employer’s plan, you can elect any one of the following options to receive annuity payments: (1) one-life annuity with or without a guaranteed period; (2) annuity for a fixed period; (3) two-life annuities; (4) minimum distributions; (5) retirement transition benefit (single-sum payments); and (6) Income Test Drive. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your Contract. During the annuity phase, your annuity units will continue to be allocated to the

6     Initial Summary Prospectus  ■  College Retirement Equities Fund

Accounts chosen by you. All accumulation phase benefits terminate upon annuitization, including the standard death benefit.

Please note that when you annuitize, your accumulation will be converted to income payments. If you elect partial annuitization, you may apply a portion of your accumulation to one of the income payment options that we offer, while the remainder of your accumulation can remain invested in your investment account. When you fully annuitize your entire accumulation, generally, you will no longer be able to make withdrawals from your Contract and all accumulation phase benefits terminate, including the death benefit.

Contract features

The Contract provides for the accumulation of retirement savings and income. The Contract offers income, death benefit protection and various payout options.

Accessing Your Money. Before your Contract is annuitized, you can take withdrawals from your Contract. Withdrawals may reduce your account value, will be subject to ordinary income tax and may be subject to premature distribution taxes if you take a withdrawal before age 59½.

Tax Treatment. You can transfer money between Accounts without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) when you receive an income payment from the Contract; (4) payment of a death benefit; or (5) if you default on a loan from your Contract.

Death Benefit. The Contract includes a standard death benefit, which will pay a death benefit to your designated beneficiary at the time of your death.

Loans. To the extent your employer’s plan provides and in accordance with certain other conditions, you may request a loan from your available investment account accumulations and it must be requested before your annuity starting date. The loan will be issued in accordance with the terms of a loan agreement and the loan agreement will describe the terms, conditions and any fees or charges for the loan.

Additional features

Systematic Withdrawals. Subject to the provisions under your Contract, you may have withdrawals redeemed from one or more of the Accounts on a systematic basis. Systematic withdrawals are generally subject to a minimum amount of $100 and may be scheduled to be paid semi-monthly, monthly, quarterly, semi-annually or annually. Withdrawals may lower your Contract value, will be subject to ordinary income tax and may be subject to a premature distribution tax if taken before age 59½.

Systematic Transfers. Subject to the provisions under your Contract, systematic transfers between Accounts are generally subject to a minimum amount of $100. Systematic transfers may be scheduled semi-monthly, monthly, quarterly, semi-annually or annually.

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Systematic Withdrawals to Pay Advisory Fees. Subject to the provisions under your Contract, you may authorize a series of systematic withdrawals to pay the fees of your financial advisor. Such withdrawals may occur monthly, quarterly, semi-annually or annually and are transacted at the current accumulation unit value (“AUV”) of the specified Investment Account. Withdrawals will lower your Contract value.

Benefits available under the Contract

The following table summarizes information about the benefits available under the Contract.

Name of benefit Purpose	Standard/ Optional	Maximum fee	Brief description of restrictions/limitations
Death benefit
The amount of the death benefit is the accumulation on the Valuation Day that we authorize payment of the death benefit.	Standard	No charge	• Withdrawals could significantly reduce the death benefit. • Only available in accumulation phase.
Retirement transition benefit

If your employer’s plan allows, you may be able to receive a single-sum payment of up to 10% of the value of any part of an accumulation being converted to a one-life or two-life annuity on the annuity starting date. Such employer plan and 10% limitations do not apply to IRAs.

Subject to the provisions under your Contract, you may redeem accumulation units generally not less than $1,000 from one or more of the Accounts prior to annuitization.

	Optional	No charge

• Subject generally to a minimum amount of $1,000.

• This benefit will not be available before the earliest date permitted under your employer’s plan.

• The portion of your accumulation available to you in this benefit may be limited by your employer’s plan.

• If you are married and if some or all of your accumulation is subject to ERISA, your right to receive this benefit is subject to the rights of your spouse.

• Withdrawals may lower your Contract value, will be subject to ordinary tax and may be subject to a premature distribution tax if taken before age 59½.

Buying the Contract

Generally, we will issue a Contract when we receive a completed application or enrollment form in good order. Good order means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for redemptions, transfers, withdrawals, or payment of death or other benefits) and any other information or supporting documentation we may require. With respect

8     Initial Summary Prospectus  ■  College Retirement Equities Fund

to purchase requests, good order also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request (including, among others, a purchase, redemption, or withdrawal request or request to pay benefits) is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, Contract or transaction.

There are no initial or subsequent minimum premiums.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in good order, the transaction may be cancelled.

If we receive premiums from your employer and (where applicable) a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option. Further, to the extent you hold an IRA Contract, the default option will be that fund or Account specified in your IRA forms.

When we receive complete allocation instructions from you in good order, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

Currently, CREF does not restrict the amount or frequency of premiums contributed to your Contract, although it reserves the right to impose restrictions. Your employer’s retirement plan may limit your premium amounts. There may also be restrictions on remitting premiums to an IRA. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment. If you want to directly contribute personal premiums under the contractual provisions of your RA Contract, you will be issued an ATRA Contract. Premiums and any earnings on the ATRA Contract will not be subject to your employer’s retirement plan. The only restrictions relating to these premiums are in the Contract itself, or to any Contract used to fund a non-qualified deferred compensation arrangement. The Inflation-Linked Bond Account is not available as an investment choice in the ATRA Contract, and this restriction applies to premiums and also to transfers between Accounts under the Contract.

In most cases, CREF accepts premiums to a Contract during your accumulation phase. Once your first premium has been paid, your CREF Contract cannot lapse

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or be forfeited for nonpayment of premiums. CREF can stop accepting premiums to GRA, Retirement Choice/Retirement Choice Plus, GSRA, GA, Keogh and Institutional GSRA Contracts at any time. There are currently no minimum account values and we do not charge a low balance fee.

Note that we cannot accept credit cards, money orders, travelers’ checks or digital (including virtual or crypto) currencies (e.g., Bitcoin). In addition, we will not accept a third-party check where the relationship of the payor to the Account owner cannot be identified from the face of the check.

For locations where a third party administers the receipt of mail, we will not be deemed to have received any premiums sent to the addresses designated for remitting premiums until the third-party service that administers the receipt of mail through those addresses has administered the payment on our behalf.

Financial intermediaries may have their own requirements for considering transactions to be in good order. If you hold your units through an intermediary, please contact the intermediary for their specific good order requirements.

Important information about procedures for opening a new account

To help the United States government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a Contract.

What this means for you

When you apply for a Contract, we will ask for your name, street address (not a post office box), date of birth, Social Security number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a Contract or effect any transactions for you.

In certain circumstances, we may be required to block a Contract owner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators without notice or your consent.

Making withdrawals: Accessing the money in your Contract

Generally, depending on the terms of your plan, Contracts, tax law and applicable governing documents, CREF allows you to withdraw some or all of your accumulation. You may redeem the entire current accumulation or withdraw a lesser amount from one or more of the investment accounts. Generally,

10     Initial Summary Prospectus  ■  College Retirement Equities Fund

withdrawals are not permitted less than $1,000. Such withdrawals will not be available before the earliest date permitted under your employer’s plan. A portion of your account accumulation available to withdraw may be limited by your employer’s plan.

If you are married and if some or all of your accumulation is subject to ERISA, your right to receive your entire account accumulation is subject to the rights of your spouse. Withdrawals may lower your Contract value, will be subject to ordinary tax and may be subject to a premature distribution tax if taken before age 59½.

Systematic withdrawals and transfers

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from an Account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount. Each Account may from time to time, in its discretion, suspend, change or terminate the processes and procedures for systematic withdrawals and transfers, although the Accounts will notify you if this occurs.

Additional information about fees

The following tables describe the fees and estimated expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. TIAA or subsidiaries of TIAA provide or arrange for the provision of services for CREF “at cost” to TIAA and its affiliates. Please refer to your plan documents for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and estimated expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between Accounts. State premium taxes may also be deducted. These fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract value or other assets or any plan-level fees for TIAA recordkeeping. If such charges were reflected, the fees and expenses would be higher.

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TRANSACTION EXPENSES

	Charge on all accounts
	Class R1	Class R2	Class R3	Class R4
Sales load imposed on purchases (as a percentage of premiums)	none	none	none	none
Deferred sales load (or surrender charge) (as a percentage of premiums or amount surrendered, as applicable)	none	none	none	none
Exchange fee or Redemption fee[1]	none	none	none	none
General loan origination fee	$75	$75	$75	$75
Residential loan origination fee	$125	$125	$125	$125
Annual loan maintenance fee	$25	$25	$25	$25

[1]

Currently, TIAA does not charge CREF participants for transfers of their accumulations to the TIAA Traditional annuity product. However, TIAA reserves the right to charge CREF participants in the accumulation phase a fee on transfers to TIAA Traditional in the future. CREF participants will receive prior notice of the imposition of such a transfer fee.

The next table describes the fees and expenses of each Account (not including any advisory fees paid to financial intermediaries) that you will pay each year during the time that you own the Contract.

ESTIMATED ANNUAL CONTRACT EXPENSES
(as a percentage of average net assets)

	Base contract expenses	Management fees	Other expenses: Administrative expenses	Other expenses: Distribution expenses	Total other expenses	Total annual expense deductions

Stock Account
Class R4	0.005%	0.095%	0.010%	0.005%	0.015%	0.115%
Class R3	0.005	0.095	0.135	0.020	0.155	0.255
Class R2	0.005	0.095	0.190	0.030	0.220	0.320
Class R1	0.005	0.095	0.325	0.065	0.390	0.490

Global Equities Account
Class R4	0.005%	0.090%	0.010%	0.005%	0.015%	0.110%
Class R3	0.005	0.090	0.135	0.020	0.155	0.250
Class R2	0.005	0.090	0.190	0.030	0.220	0.315
Class R1	0.005	0.090	0.325	0.065	0.390	0.485

Growth Account
Class R4	0.005%	0.055%	0.010%	0.005%	0.015%	0.075%
Class R3	0.005	0.055	0.135	0.020	0.155	0.215
Class R2	0.005	0.055	0.190	0.030	0.220	0.280
Class R1	0.005	0.055	0.325	0.065	0.390	0.450

12     Initial Summary Prospectus  ■  College Retirement Equities Fund

	Base contract expenses	Management fees	Other expenses: Administrative expenses	Other expenses: Distribution expenses	Total other expenses	Total annual expense deductions

Equity Index Account
Class R4	0.005%	0.010%	0.010%	0.005%	0.015%	0.030%
Class R3	0.005	0.010	0.135	0.020	0.155	0.170
Class R2	0.005	0.010	0.190	0.030	0.220	0.235
Class R1	0.005	0.010	0.325	0.065	0.390	0.405

Core Bond Account
Class R4	0.005%	0.070%	0.010%	0.005%	0.015%	0.090%
Class R3	0.005	0.070	0.135	0.020	0.155	0.230
Class R2	0.005	0.070	0.190	0.030	0.220	0.295
Class R1	0.005	0.070	0.325	0.065	0.390	0.465

Inflation-Linked Bond Account
Class R4	0.005%	0.025%	0.010%	0.005%	0.015%	0.045%
Class R3	0.005	0.025	0.135	0.020	0.155	0.185
Class R2	0.005	0.025	0.190	0.030	0.220	0.250
Class R1	0.005	0.025	0.325	0.065	0.390	0.420

Social Choice Account
Class R4	0.005%	0.045%	0.010%	0.005%	0.015%	0.065%
Class R3	0.005	0.045	0.135	0.020	0.155	0.205
Class R2	0.005	0.045	0.190	0.030	0.220	0.270
Class R1	0.005	0.045	0.325	0.065	0.390	0.440

Money Market Account
Class R4	0.005%	0.020%	0.010%	0.005%	0.015%	0.040%
Class R3	0.005	0.020	0.135	0.020	0.155	0.180
Class R2	0.005	0.020	0.190	0.030	0.220	0.245
Class R1	0.005	0.020	0.325	0.065	0.390	0.415

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Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Account operating expenses. This example does not reflect any advisory fees paid to financial intermediaries from your Contract value or other assets or any plan-level fees for TIAA recordkeeping. If such charges were reflected, the costs of the Contract would be higher.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated and surrender your Contract at the end of each of these time periods. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Account operating expenses. We do not impose a surrender charge when you make a withdrawal nor do we charge for any elected optional benefit under the Contract. As a result, your Contract value would be the same whether or not you surrender or annuitize at the end of the applicable time period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

14     Initial Summary Prospectus  ■  College Retirement Equities Fund

	1 year	3 years	5 years	10 years

Stock Account
Class R4	$118	$371	$649	$1,474
Class R3	$261	$821	$1,435	$3,245
Class R2	$327	$1,029	$1,798	$4,058
Class R1	$501	$1,572	$2,742	$6,160

Global Equities Account
Class R4	$113	$355	$621	$1,410
Class R3	$256	$805	$1,407	$3,182
Class R2	$322	$1,013	$1,770	$3,996
Class R1	$496	$1,556	$2,714	$6,099

Growth Account
Class R4	$77	$242	$424	$963
Class R3	$220	$693	$1,211	$2,741
Class R2	$287	$901	$1,575	$3,558
Class R1	$460	$1,444	$2,520	$5,669

Equity Index Account
Class R4	$31	$97	$170	$386
Class R3	$174	$548	$959	$2,173
Class R2	$241	$757	$1,323	$2,993
Class R1	$414	$1,301	$2,271	$5,114

Core Bond Account
Class R4	$92	$290	$509	$1,155
Class R3	$235	$741	$1,295	$2,930
Class R2	$302	$949	$1,659	$3,746
Class R1	$476	$1,492	$2,603	$5,853

Inflation-Linked Bond Account
Class R4	$46	$145	$255	$579
Class R3	$189	$596	$1,043	$2,362
Class R2	$256	$805	$1,407	$3,182
Class R1	$430	$1,349	$2,354	$5,299

Social Choice Account
Class R4	$67	$210	$368	$835
Class R3	$210	$660	$1,155	$2,615
Class R2	$276	$869	$1,519	$3,433
Class R1	$450	$1,413	$2,465	$5,546

Money Market Account
Class R4	$41	$129	$226	$515
Class R3	$184	$580	$1,015	$2,299
Class R2	$251	$789	$1,379	$3,119
Class R1	$425	$1,333	$2,326	$5,237

College Retirement Equities Fund  ■  Initial Summary Prospectus     15

Appendix: Accounts available under the Contract

The following is a list of the Accounts available under the Contract. Not all Accounts may be available under the terms of your employer’s plan. You may only invest in those Accounts available under the terms of your employer’s plan and this Prospectus. TIAA-CREF Investment Management, LLC (“TCIM”) manages the assets of each Account under the supervision of the Board of Trustees of CREF.

More information about the Accounts is available in the Statutory Prospectus for the Contract, which can be requested at no cost by following the instructions on the front cover page. The current expenses and performance information below reflect Contract fees and expenses that are paid by each investor in CREF Class R3 units, but does not reflect the impact of any advisory fees paid to financial intermediaries or TIAA plan pricing arrangements. If such charges were reflected, the fees and expenses would be higher. Each Account’s past performance is not necessarily an indication of future performance.

16     Initial Summary Prospectus  ■  College Retirement Equities Fund

			Average annual total returns 12/31/2022 (Class R3)*
Investment objective	Account Adviser	Current expenses (Class R3)	One year	Five years	Ten years

Seeks a favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.	Stock Account TCIM	0.255%	-18.45%	5.65%	9.12%

Seeks a favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.	Global Equities Account TCIM	0.250	-18.49	5.40	8.47

Seeks a favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.	Growth Account TCIM	0.215	-32.34	8.05	12.56

Seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.	Equity Index Account TCIM	0.170	-19.25	8.63	11.89

Seeks a favorable long-term rate of return, primarily through high current income consistent with preserving capital.	Core Bond Account TCIM	0.230	-13.14	0.15	1.21

Seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.	Inflation-Linked Bond Account TCIM	0.185	-6.34	2.46	1.03

Seeks a favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.	Social Choice Account TCIM	0.205	-15.47	4.56	6.60

Seeks high current income consistent with maintaining liquidity and preserving capital.	Money Market Account TCIM	0.180	1.24	1.02	0.57

*		Previously, the information stated above showed each Account’s average annual total returns and current expenses for Class R1. Class R3 has been selected because Class R3 is the oldest class of CREF.

College Retirement Equities Fund  ■  Initial Summary Prospectus     17

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More information about CREF is contained in its Statutory Prospectus, dated May 1, 2023, and its Statement of Additional Information (“SAI”), dated May 1, 2023, each of which is incorporated by reference into this Summary Prospectus. The Statutory Prospectus, SAI and CREF’s annual report for the year ended December 31, 2022 and semiannual report for the period ended June 30, 2022, which are incorporated by reference herein, are on file with the SEC. For a free copy of any of these documents, to request additional information about CREF or the Accounts or to make other investor inquiries, write to us at 730 Third Avenue, New York, NY 10017-3206, Attn: TIAA Imaging Services, call us at 877-518-9161 or visit our website at www.tiaa.org.

You may also obtain reports and other information about CREF on the SEC’s website at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

How to reach us

By mail

Send all notices, forms, requests or payments to:

TIAA
P.O. Box 1259
Charlotte, NC 28201

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

TIAA.org
24 hours a day, 7 days a week

Automated telephone service

Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800-842-2252
24 hours a day, 7 days a week

National Contact Center

Retirement saving and planning, income options and payments, beneficiary services and tax reporting

800-842-2252
8 a.m. to 10 p.m. (ET), Monday–Friday

For the hearing- or speech-impaired

800-842-2755
8 a.m. to 10 p.m. (ET), Monday–Friday

TIAA Brokerage Services

Self-directed brokerage accounts for investing in stocks, bonds and mutual funds

800-927-3059
8 a.m. to 7 p.m. (ET), Monday–Friday

Advisor services

888-842-0318
8 a.m. to 7:30 p.m. (ET), Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, Member FINRA and the Securities Investor Protection Corporation (“SIPC”), distributes securities products. SIPC only protects customers’ securities and cash held in brokerage accounts. Annuity contracts and certificates are issued by Teachers Insurance and Annuity Association of America (TIAA) and College Retirement Equities Fund (CREF), New York, NY. Each is solely responsible for its own financial condition and contractual obligations.

©2023 Teachers Insurance and Annuity Association of America–College Retirement
Equities Fund, 730 Third Avenue, New York, NY 10017-3206

Printed on paper containing recycled fiber

EDGAR contract identifiers: C000154473, C000154474, C000154475, C000234671, C000154476, C000154477, C000154478, C000234672, C000154479, C000154480, C000154481, C000234673, C000154482, C000154483, C000154484, C000234674, C000154485, C000154486, C000154487, C000234675, C000154488, C000154489, C000154490, C000234676, C000154491, C000154492, C000154493, C000234677, C000154494, C000154495, C000154496, C000234678

A41187 (5/23)